Offerings - Offering: 1	Jul. 31, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.0001 per share
Maximum Aggregate Offering Price	$ 200,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 27,620.00
Offering Note	Consists of shares to be issued pursuant to that certain Controlled Equity Offering Sales Agreement, dated as of May 20, 2022, between the registrant and Cantor Fitzgerald & Co. The proposed maximum aggregate offering price is being used to calculate the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act"). The fee is calculated in accordance with Rule 456(b) and Rule 457(r) of the Securities Act.